UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08748

     Wanger Advisors Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management
Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Matthew Litfin

Wanger Advisors Trust

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger International (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger International  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
James Chapman, CFA
Co-Portfolio Manager since July 2020
Service with Fund since 2018
Zoe Tan, CFA
Co-Portfolio Manager since July 2020
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger International	05/03/95	14.36	9.90	6.90	11.62
MSCI ACWI ex USA Small Cap Growth Index (Net)		23.69	10.92	6.97	-
MSCI ACWI ex USA Small Cap Index (Net)		14.24	9.37	5.95	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.23% is stated as of the Fund’s prospectus dated May 1, 2020 (as supplemented), and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 27 Emerging Markets (EM) countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 27 emerging markets countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally. Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger International | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2010 through December 31, 2020 to the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	5.1
Consumer Discretionary	10.1
Consumer Staples	2.8
Financials	8.6
Health Care	16.2
Industrials	21.6
Information Technology	23.2
Materials	7.5
Real Estate	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2020)
Australia	5.0
Austria	0.8
Brazil	2.1
Cambodia	1.0
Canada	1.9
China	2.8
Cyprus	0.8
Denmark	2.8
France	0.8
Germany	6.6
Country breakdown (%) (at December 31, 2020)
Greece	0.4
Hong Kong	1.1
Ireland	1.0
Italy	3.5
Japan	19.5
Malta	1.4
Mexico	0.5
Netherlands	3.7
Singapore	2.3
South Korea	4.1
Spain	2.6
Sweden	10.6
Switzerland	4.2
Taiwan	3.6
Thailand	0.8
United Kingdom	12.3
United States(a)	3.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Wanger International | Annual Report 2020

Manager Discussion of Fund Performance
Wanger International returned 14.36% for the 12-month period ended December 31, 2020, underperforming the 23.69% return for its primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the 12-month period with a return of 14.24%.
Market overview
International equity markets trended higher in 2020 despite a precipitous drop early in the year, as the rapidly spreading Covid-19 pandemic led to drastic declines in estimates for earnings and growth in the first quarter. The subsequent response by global central banks to put forth stimulus measures proved invaluable as reassured investors returned to the markets in a strong way. Shifting into the back half of the year, positive clinical trial results and the start of vaccinations provided investors with an optimistic glimpse of a potential end to the ongoing global pandemic. Investors cheered approval of the first vaccines toward the end of 2020, with more approvals poised to follow early in 2021. As such, we would expect this to help accelerate the rate of global vaccinations moving forward. In a year of extremes, the positive vaccination news gave a jolt to volatile stocks in beaten-up sectors, despite significant unknowns in the pace and shape of recovery in travel, energy and other disrupted sectors.
We are encouraged by the solid absolute results generated by Wanger International for our investors, despite the benchmark’s strong performance that was driven by the success of more speculative companies with no clear path to positive earnings. Well-managed global small- and mid-cap companies offer some very exciting opportunities for growth and innovation, and our investors experienced the value-creating benefits of those absolute returns over the course of 2020.
Contributors and detractors
The Fund’s position in Sectra AB contributed notably to the Fund’s returns in 2020. Sectra is a provider of digital imaging, archive and communication systems used by hospitals, clinics and radiology centers across the health care industry. The firm has benefitted from strong positioning in its core markets while gaining share in less-penetrated markets as customers increasingly acknowledge the differentiation of Sectra’s offerings over legacy competitors.
Lasertec Corp. is a Japanese company that produces next-generation inspection and measurement equipment used in semiconductor production. The firm’s near monopolistic position in a niche area of extreme ultraviolet (eUV) production has resulted in robust growth as innovation in the semiconductor industry drives chipmakers to produce smaller, more complex chipsets.
Swedish engineering consultancy firm Sweco AB performed well during the period, contributing significantly to the Fund’s performance. The firm has continued to benefit from increasing environmental/resource efficiency infrastructure initiatives in its core end markets, as well as stability from its large public sector client base in an uncertain economic environment.
On the negative side, WH Smith, which operates duty-free retail stores in airports, train stations and other travel centers, saw revenues pressured as sudden travel restrictions and shutdowns at high street stores curbed results during the period. With subdued travel activity expected to place sustained pressure on foot traffic in the medium term, the Fund closed its position in the holding.
AKKA Technologies SE is an outsourced research and development (R&D) provider focused on transportation, with a strong focus on electro-mechanic, autonomous driving and digitizing production processes. The firm’s automotive and aerospace end markets have struggled to find their footing amid the ongoing pandemic, which has depressed production. The Fund closed its position given the lack of visibility over the near- to mid-term timeframe, especially for aerospace manufacturers.
Star Entertainment is an Australia-based gaming & entertainment company with key properties located in Australia’s important cities of Sydney and Brisbane as well as the highly-touristed Gold Coast. Expectations for the company’s growth grew more cloudy as substantial renovations of key properties and pandemic-induced declines in visitation numbers weighed on shares of Star Entertainment.
Wanger International | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
We ended 2020 with optimism given vaccine developments that should help the world’s economic growth and reinstate a sense of well-being and normalcy. Global central banks remain largely accommodative, but we continue to monitor for signs of budding inflation that could cause this well-accepted narrative to come into question. In the event this occurs, the probability of higher interest rates would rise with the potential to create headwinds for equity valuations in the longer term.
In this uncertain market environment, the Fund continues to own what we believe to be strong companies with attractive growth prospects, led by prudent management teams. We believe these companies are well-positioned to successfully navigate the market uncertainty, but also take market share from competitors as global demand returns and economies recover. Our team remains confident in the diligent and disciplined approach of the Fund’s strategy to provide compelling performance and results for shareholders over the long-term.
In 2021, we are enthusiastic about continuing to identify and tap into some of the best and fastest growing investment opportunities across the globe, in companies that we believe can execute and perform well in a variety of market environments.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger International | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,278.20	1,018.90	7.10	6.29	1.24
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Australia 5.0%
Bapcor Ltd.	1,108,000	6,663,104
carsales.com Ltd.	626,748	9,680,751
Technology One Ltd.	826,512	5,231,462
Temple & Webster Group Ltd.(a)	211,388	1,809,725
Total		23,385,042
Austria 0.8%
S&T AG(a)	150,800	3,558,493
Brazil 2.1%
Notre Dame Intermedica Participacoes SA	353,000	5,324,019
TOTVS SA	829,400	4,585,955
Total		9,909,974
Cambodia 1.0%
NagaCorp Ltd.	3,588,000	4,712,629
Canada 1.9%
CCL Industries, Inc.	73,599	3,341,414
Osisko Gold Royalties Ltd.	436,912	5,536,484
Total		8,877,898
China 2.9%
A-Living Smart City Services Co., Ltd.	940,000	4,172,233
Silergy Corp.	107,000	9,208,600
Total		13,380,833
Cyprus 0.8%
TCS Group Holding PLC, GDR(b)	113,103	3,721,253
Denmark 2.8%
ALK-Abello AS(a)	10,550	4,345,607
SimCorp AS	58,767	8,737,260
Total		13,082,867
France 0.8%
Robertet SA	3,248	3,590,967
Germany 6.6%
Eckert & Ziegler Strahlen- und Medizintechnik AG	95,586	5,236,085
Exasol AG(a)	69,401	2,362,075
Hypoport SE(a)	14,916	9,478,802
Jenoptik AG	118,000	3,604,312
Common Stocks (continued)
Issuer	Shares	Value ($)
Nemetschek SE	73,800	5,484,696
Washtec AG(a)	85,496	4,604,012
Total		30,769,982
Greece 0.4%
JUMBO SA	114,000	1,965,931
Hong Kong 1.1%
Vitasoy International Holdings Ltd.	1,322,000	5,149,417
Ireland 1.0%
UDG Healthcare PLC	436,929	4,663,747
Italy 3.5%
Amplifon SpA(a)	114,210	4,747,274
Carel Industries SpA	233,487	5,470,892
GVS SpA(a)	330,570	6,158,573
Total		16,376,739
Japan 19.6%
Aica Kogyo Co., Ltd.	34,100	1,180,396
Aruhi Corp.	370,800	6,514,737
Avant Corp.	227,800	2,558,605
Azbil Corp.	44,528	2,435,776
Daiseki Co., Ltd.	240,700	7,067,579
Daiwa Securities Living Investments Corp.	1,082	1,004,446
Elecom Co., Ltd.	94,600	4,885,313
Fuso Chemical Co., Ltd.	162,000	5,841,562
Glory Ltd.	60,000	1,211,746
Invesco Office J-REIT, Inc.	28,894	4,240,857
Lasertec Corp.	51,000	5,986,020
Nihon M&A Center, Inc.	75,400	5,042,242
Nihon Unisys Ltd.	215,000	8,427,110
NSD Co., Ltd.	225,000	4,853,941
Seiren Co., Ltd.	447,900	6,782,296
Sekisui Chemical Co., Ltd.	329,800	6,253,445
Seria Co., Ltd.	86,000	3,157,091
Solasto Corp.	520,600	8,069,465
Valqua Ltd.	310,600	6,188,075
Total		91,700,702
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger International | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 1.4%
Kindred Group PLC(a)	681,141	6,664,518
Mexico 0.5%
Corporación Inmobiliaria Vesta SAB de CV	1,291,600	2,531,340
Netherlands 3.7%
Argenx SE, ADR(a)	15,438	4,540,161
BE Semiconductor Industries NV	57,700	3,464,963
IMCD NV	72,505	9,228,438
Total		17,233,562
Singapore 2.3%
Mapletree Commercial Trust	3,317,207	5,347,244
Mapletree Logistics Trust	3,646,085	5,549,217
Total		10,896,461
South Korea 4.1%
Koh Young Technology, Inc.(a)	108,553	10,502,755
Korea Investment Holdings Co., Ltd.(a)	119,096	8,678,329
Total		19,181,084
Spain 2.6%
Befesa SA	96,442	6,082,938
Vidrala SA	51,266	5,943,503
Total		12,026,441
Sweden 10.6%
AddTech AB, B Shares	705,504	9,375,791
Dometic Group AB(a)	366,069	4,854,639
Dustin Group AB	436,170	3,408,419
Munters Group AB(a)	837,317	8,446,851
Sectra AB, Class B(a)	134,693	11,925,252
Sweco AB, Class B	344,298	6,318,853
Trelleborg AB, Class B(a)	248,479	5,519,218
Total		49,849,023
Switzerland 4.2%
Belimo Holding AG, Registered Shares	764	6,637,257
Gurit Holding AG	1,375	3,873,469
Inficon Holding AG	6,623	6,066,922
Kardex Energy AG	13,758	3,031,846
Total		19,609,494
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 3.7%
Parade Technologies Ltd.	109,000	4,315,452
Sinbon Electronics Co., Ltd.	636,000	4,902,915
Voltronic Power Technology Corp.	198,495	7,931,375
Total		17,149,742
Thailand 0.8%
Muangthai Capital PCL, Foreign Registered Shares	1,873,800	3,680,074
United Kingdom 12.3%
Abcam PLC	232,750	4,933,430
Auto Trader Group PLC	747,150	6,081,608
Dechra Pharmaceuticals PLC	181,970	8,570,194
Diploma PLC	195,940	5,858,761
Genus PLC	102,950	5,890,795
Intermediate Capital Group PLC	311,634	7,332,778
Porvair PLC	490,000	3,551,400
Rightmove PLC(a)	886,448	7,875,898
RWS Holdings PLC	515,000	3,772,925
Safestore Holdings PLC	369,475	3,948,966
Total		57,816,755
United States 1.7%
Inter Parfums, Inc.	131,604	7,960,726
Total Common Stocks (Cost $300,458,979)		459,445,694

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(d)	9,880,241	9,879,253
Total Money Market Funds (Cost $9,878,652)		9,879,253
Total Investments in Securities (Cost $310,337,631)		469,324,947
Other Assets & Liabilities, Net		(1,513,586)
Net Assets		$467,811,361

At December 31, 2020, securities and/or cash totaling $362,520 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Mini MSCI Emerging Markets Index	51	03/2021	USD	3,284,910	103,180	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2020, the total value of these securities amounted to $3,721,253, which represents 0.80% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	10,893,073	127,923,386	(128,937,807)	601	9,879,253	(1,989)	76,635	9,880,241
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	23,385,042	—	23,385,042
Austria	—	3,558,493	—	3,558,493
Brazil	9,909,974	—	—	9,909,974
Cambodia	—	4,712,629	—	4,712,629
Canada	8,877,898	—	—	8,877,898
China	—	13,380,833	—	13,380,833
Cyprus	—	3,721,253	—	3,721,253
Denmark	—	13,082,867	—	13,082,867
France	—	3,590,967	—	3,590,967
Germany	—	30,769,982	—	30,769,982
Greece	—	1,965,931	—	1,965,931
Hong Kong	—	5,149,417	—	5,149,417
Ireland	—	4,663,747	—	4,663,747
Italy	—	16,376,739	—	16,376,739
Japan	—	91,700,702	—	91,700,702
Malta	—	6,664,518	—	6,664,518
Mexico	2,531,340	—	—	2,531,340
Netherlands	4,540,161	12,693,401	—	17,233,562
Singapore	—	10,896,461	—	10,896,461
South Korea	—	19,181,084	—	19,181,084
Spain	—	12,026,441	—	12,026,441
Sweden	—	49,849,023	—	49,849,023
Switzerland	—	19,609,494	—	19,609,494
Taiwan	—	17,149,742	—	17,149,742
Thailand	—	3,680,074	—	3,680,074
United Kingdom	—	57,816,755	—	57,816,755
United States	7,960,726	—	—	7,960,726
Total Common Stocks	33,820,099	425,625,595	—	459,445,694
Money Market Funds	9,879,253	—	—	9,879,253
Total Investments in Securities	43,699,352	425,625,595	—	469,324,947
Investments in Derivatives
Asset
Futures Contracts	103,180	—	—	103,180
Total	43,802,532	425,625,595	—	469,428,127
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $300,458,979)	$459,445,694
Affiliated issuers (cost $9,878,652)	9,879,253
Margin deposits on:
Futures contracts	362,520
Receivable for:
Investments sold	2,542,199
Capital shares sold	4,747
Dividends	568,067
Securities lending income	1,458
Foreign tax reclaims	527,726
Prepaid expenses	11,180
Trustees’ deferred compensation plan	328,240
Total assets	473,671,084
Liabilities
Due to custodian	6,120
Payable for:
Investments purchased	4,932,246
Capital shares purchased	404,474
Variation margin for futures contracts	16,963
Investment advisory fee	12,277
Service fees	68,855
Administration fees	640
Trustees’ fees	612
Compensation of chief compliance officer	854
Other expenses	88,442
Trustees’ deferred compensation plan	328,240
Total liabilities	5,859,723
Net assets applicable to outstanding capital stock	$467,811,361
Represented by
Paid in capital	305,872,626
Total distributable earnings (loss)	161,938,735
Total - representing net assets applicable to outstanding capital stock	$467,811,361
Shares outstanding	16,687,894
Net asset value per share	28.03
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$6,855,466
Dividends — affiliated issuers	76,635
Income from securities lending — net	133,048
Foreign taxes withheld	(513,502)
Total income	6,551,647
Expenses:
Investment advisory fee	3,989,777
Service fees	449,340
Administration fees	206,376
Trustees’ fees	48,991
Custodian fees	122,992
Printing and postage fees	147,623
Audit fees	62,459
Legal fees	87,904
Compensation of chief compliance officer	1,853
Other	34,839
Total expenses	5,152,154
Net investment income	1,399,493
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,491,638
Investments — affiliated issuers	(1,989)
Foreign currency translations	(42,522)
Futures contracts	1,789,083
Net realized gain	11,236,210
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	43,137,255
Investments — affiliated issuers	601
Foreign currency translations	36,718
Futures contracts	65,434
Net change in unrealized appreciation (depreciation)	43,240,008
Net realized and unrealized gain	54,476,218
Net increase in net assets resulting from operations	$55,875,711
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment income	$1,399,493	$4,570,752
Net realized gain	11,236,210	15,700,868
Net change in unrealized appreciation (depreciation)	43,240,008	98,450,422
Net increase in net assets resulting from operations	55,875,711	118,722,042
Distributions to shareholders
Net investment income and net realized gains	(23,557,869)	(45,173,034)
Total distributions to shareholders	(23,557,869)	(45,173,034)
Decrease in net assets from capital stock activity	(40,068,079)	(24,346,877)
Total increase (decrease) in net assets	(7,750,237)	49,202,131
Net assets at beginning of year	475,561,598	426,359,467
Net assets at end of year	$467,811,361	$475,561,598

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	442,771	9,071,329	208,640	4,991,862
Distributions reinvested	1,060,210	23,557,869	1,957,373	45,173,034
Redemptions	(3,107,958)	(72,697,277)	(3,076,078)	(74,511,773)
Total net decrease	(1,604,977)	(40,068,079)	(910,065)	(24,346,877)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$26.00	$22.20	$30.84	$23.64	$26.32
Income from investment operations:
Net investment income	0.07	0.24	0.29	0.25	0.31
Net realized and unrealized gain (loss)	3.31	6.08	(4.93)	7.49	(0.56)
Total from investment operations	3.38	6.32	(4.64)	7.74	(0.25)
Less distributions to shareholders from:
Net investment income	(0.48)	(0.20)	(0.60)	(0.34)	(0.29)
Net realized gains	(0.87)	(2.32)	(3.40)	(0.20)	(2.14)
Total distributions to shareholders	(1.35)	(2.52)	(4.00)	(0.54)	(2.43)
Net asset value, end of period	$28.03	$26.00	$22.20	$30.84	$23.64
Total return	14.36%	29.99%(a)	(17.70)%(a)	32.91%(a)	(1.41)%
Ratios to average net assets
Total gross expenses(b)	1.25%	1.23%	1.19%	1.16%	1.08%(c)
Total net expenses(b)	1.25%	1.20%	1.13%	1.12%	1.08%(c)
Net investment income	0.34%	1.01%	1.03%	0.92%	1.23%
Supplemental data
Portfolio turnover	60%	42%	47%	55%	56%
Net assets, end of period (in thousands)	$467,811	$475,562	$426,359	$578,088	$494,795

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger International | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Wanger International | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. During the fiscal year ended December 31, 2020, the Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
18	Wanger International | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	103,180*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,789,083

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	65,434
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	13,246,824

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2020, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2020.
Wanger International | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger International | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2020, the effective investment advisory fee rate was 0.97% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2020, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid
Wanger International | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,434,290	(3,585,648)	151,358
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,459,559	15,098,310	23,557,869	3,644,597	41,528,437	45,173,034
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,464,288	7,363,424	—	152,365,555
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
317,062,572	154,095,979	(1,730,424)	152,365,555
22	Wanger International | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2020, were $239,890,798 and $296,929,078, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 7. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country
Wanger International | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. There is a significant degree of uncertainty as to the outcome of these negotiations and the future and full impact of Brexit remain uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. During this period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit
24	Wanger International | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, two unaffiliated shareholders of record owned 29.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Wanger International | Annual Report 2020	25

Notes to Financial Statements  (continued)
December 31, 2020
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Wanger International | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
Wanger International | Annual Report 2020	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.61%	$7,777,833	$738,791	$0.04	$6,864,231	$0.41
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
28	Wanger International | Annual Report 2020

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 55, Chair*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
Maureen M. Culhane, 72	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 67	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 61	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Charles R. Phillips, 64	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 67, Vice Chair*	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 86 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	On December 10, 2020, the Board of Trustees appointed Mr. Rudis as Chair, effective January 1, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Wanger International | Annual Report 2020	29

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Fund officers
Name and age at December 31, 2020	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer*	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 45	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 53	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - March 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Erika K. Maschmeyer, 39	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Julian Quero, 53	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 36	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Richard Watson, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
*	On December 10, 2020, the Board of Trustees appointed Mr. Clarke as the Treasurer and Principal Accounting and Financial Officer of the Trust, effective January 1, 2021.
30	Wanger International | Annual Report 2020

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Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1456 AV (02/21)

Annual Report
December 31, 2020
Wanger USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger USA (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger USA  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with the Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with the Fund since 2006
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger USA	05/03/95	24.23	16.89	13.41	12.45
Russell 2000 Growth Index		34.63	16.36	13.48	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.09% is stated as of the Fund’s prospectus dated May 1, 2020 (as supplemented), and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger USA | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
This graph compares the results of $10,000 invested in Wanger USA on December 31, 2010 through December 31, 2020 to the Russell 2000 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	96.1
Limited Partnerships	0.7
Money Market Funds	0.4
Securities Lending Collateral	2.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Consumer Discretionary	14.7
Consumer Staples	3.2
Financials	5.5
Health Care	38.1
Industrials	14.8
Information Technology	19.2
Materials	1.6
Real Estate	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2020

Manager Discussion of Fund Performance
Wanger USA returned 24.23% for the 12-month period ended December 31, 2020, underperforming the 34.63% return of its primary benchmark, the Russell 2000 Growth Index.
Market overview
U.S. equity markets put together an encore performance of strength in 2020 despite a precipitous drop early in the year, as the rapidly spreading COVID-19 pandemic led to drastic declines in estimates for earnings and growth in the first quarter. The subsequent response by the Federal Reserve to put forth unprecedented stimulus measures proved invaluable as reassured investors returned to the markets in a strong way. Shifting into the back-half of the year, the 2020 U.S. Presidential election took a temporary backseat to encouraging vaccine clinical trial results reported by drug development companies Pfizer and Moderna that provided an optimistic glimpse of a potential end to the ongoing global pandemic. Equity markets cheered the FDA’s approval of the two vaccines for emergency use in December, furthering the very strong returns experienced across US equity markets and leading indices to some of their best annual returns on record.
In a year of extremes, the U.S. equity markets were supportive of volatile, speculative stocks which drove extraordinary returns, leading the benchmark index to one of the best-performing years in its history. Unprofitable companies (a segment of the Russell indices that has been increasing in size lately) substantially outperformed those that were profitable.
We are encouraged by the strong absolute results generated by the Fund for our investors. Well managed small-cap companies offer exciting opportunities for growth and innovation, and our investors experienced the value-creating benefits of those absolute returns throughout the year. Smaller companies handily outperformed the general stock market exposure of the S&P 500 Index over the course of 2020.
Contributors and detractors
Health care holding Livongo Health represented the Fund’s top contributor to absolute returns as employers increasingly acknowledged the value proposition of the company’s remote monitoring platform and widely adopted the solution. Ultimately, telehealth peer Teladoc also acknowledged Livongo’s compelling solutions and proposed a merger at a significant stock price premium for Livongo.
Natera, Inc. is a genetic diagnostics testing company that provides screening and testing for prenatal and cancer patients. Natera has developed less-invasive prenatal screening products that are increasingly used in the broader “average risk” pregnancy segment, while the firm’s tumor testing segment saw greater-than-expected traction in the sizable cancer treatment market during the period.
Fate Therapeutics, Inc., a biotech firm developing a broad array of cancer therapies using gene therapy, was among the largest contributors to the Fund’s performance. The firm reported encouraging interim clinical trial data for its lymphoma drug candidate towards the end of the period, which led shares substantially higher.
Walker and Dunlap, a lender to operators of apartment buildings and complexes, encountered challenges during the period. As business closures placed substantial pressure on employment, the potential for landlords – which borrow from Walker & Dunlop – to experience financial distress due to uncollectable rents gave investors pause.
Intercept Pharmaceuticals, Inc. shares were weak during the period, as the company encountered hurdles related to its drug therapy for the treatment of liver-based non-alcoholic steatohepatitis (NASH). The Food & Drug Administration requested additional safety-related information from Intercept to move forward in the approval process for that indication. While disappointing in the near-term, we remain encouraged by the company’s opportunity given the sizable liver disease market, and we are optimistic that Intercept’s drug will be approved upon resubmission to the FDA, which we estimate will occur in the first half of 2021.
Cash management services provider Brink’s Company also detracted from both the Fund’s absolute and relative performance in the period. Shares declined as the combination of broad-based closures of the firm’s retail customer base led to subdued transaction activity in the near-term, while a sizable acquisition recently closed by Brink’s placed additional pressure on the firm’s balance sheet and ultimately, the stock.
Wanger USA | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
We ended 2020 with some optimism given vaccine developments which, as they are administered worldwide, can help the world’s economic growth and reinstate a sense of well-being and normalcy. However, with valuations now at historically extreme levels, the hurdle for further overall stock market gains is high. The incoming Biden administration is expected to quickly propose further fiscal stimulus, which could strengthen markets, but higher tax rates, which could have a dampening effect, have been a major aspect of the administration’s platform. The Federal Reserve remains extremely accommodative, but any whiffs of budding inflation likely would cause this well-accepted narrative to come into question, thereby increasing the probability of higher interest rates, which in the long-term would be a headwind for equity valuations.
In this uncertain and “expensive” market environment, the Fund continues to own what we believe to be strong companies with above-average growth prospects, and are run by experienced and savvy management teams. We have developed a differentiated investment thesis for every stock we own, pursuing companies that we believe can successfully navigate the market uncertainty, but also perform well and take market share as global demand returns and economies recover from the current pandemic-affected business landscape. Our team remains confident in the diligent and disciplined approach of the Wanger USA strategy to provide compelling performance and results for shareholders over the long-term.
In 2021, we are enthusiastic about continuing to identify and tap into some of the best and fastest growing investment opportunities in the United States, in companies that we believe can relatively outperform in a variety of economic environments.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,345.20	1,019.66	6.43	5.53	1.09
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Consumer Discretionary 13.9%
Auto Components 1.7%
Dorman Products, Inc.(a)	59,500	5,165,790
LCI Industries	53,000	6,873,040
Total		12,038,830
Diversified Consumer Services 0.8%
Grand Canyon Education, Inc.(a)	61,693	5,744,235
Hotels, Restaurants & Leisure 4.5%
Choice Hotels International, Inc.	55,979	5,974,639
Churchill Downs, Inc.	48,162	9,381,476
Planet Fitness, Inc., Class A(a)	78,100	6,062,903
Wendy’s Co. (The)	214,000	4,690,880
Wingstop, Inc.	45,000	5,964,750
Total		32,074,648
Household Durables 2.4%
Helen of Troy Ltd.(a)	31,870	7,081,195
Skyline Champion Corp.(a)	318,358	9,849,997
Total		16,931,192
Leisure Products 1.3%
Brunswick Corp.	123,673	9,428,830
Specialty Retail 3.2%
Boot Barn Holdings, Inc.(a)	203,532	8,825,147
Five Below, Inc.(a)	53,558	9,371,579
Vroom, Inc.(a)	104,063	4,263,461
Total		22,460,187
Total Consumer Discretionary		98,677,922
Consumer Staples 3.2%
Food & Staples Retailing 1.0%
BJ’s Wholesale Club Holdings, Inc.(a)	180,158	6,716,290
Household Products 1.0%
WD-40 Co.	26,414	7,017,672
Personal Products 1.2%
Inter Parfums, Inc.	146,096	8,837,347
Total Consumer Staples		22,571,309
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 5.5%
Banks 1.0%
Lakeland Financial Corp.	128,331	6,875,975
Capital Markets 2.6%
GCM Grosvenor, Inc., Class A(a),(b)	340,000	4,528,800
Hamilton Lane, Inc., Class A	63,873	4,985,288
Houlihan Lokey, Inc.	129,958	8,737,076
Total		18,251,164
Consumer Finance 0.8%
FirstCash, Inc.	87,430	6,123,597
Thrifts & Mortgage Finance 1.1%
Merchants Bancorp	283,419	7,830,867
Total Financials		39,081,603
Health Care 37.9%
Biotechnology 17.0%
ACADIA Pharmaceuticals, Inc.(a)	79,801	4,266,160
Acceleron Pharma, Inc.(a)	90,087	11,525,731
Anika Therapeutics, Inc.(a)	194,082	8,784,151
Arcus Biosciences, Inc.(a)	207,544	5,387,842
CRISPR Therapeutics AG(a)	51,944	7,953,146
Fate Therapeutics, Inc.(a)	161,762	14,709,019
Immunogen, Inc.(a)	1,253,000	8,081,850
Insmed, Inc.(a)	364,474	12,133,340
Intercept Pharmaceuticals, Inc.(a)	189,749	4,686,800
Kiniksa Pharmaceuticals Ltd., Class A(a)	513,328	9,070,506
Kura Oncology, Inc.(a)	169,168	5,525,027
Mirati Therapeutics, Inc.(a)	45,106	9,907,082
Natera, Inc.(a)	185,325	18,443,544
Total		120,474,198
Health Care Equipment & Supplies 6.2%
Atrion Corp.	9,619	6,177,706
Eargo, Inc.(a),(b)	139,752	6,263,685
Globus Medical, Inc., Class A(a)	196,867	12,839,666
Haemonetics Corp.(a)	64,873	7,703,669
SI-BONE, Inc.(a)	363,286	10,862,251
Total		43,846,977
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 8.4%
Amedisys, Inc.(a)	43,712	12,822,041
Chemed Corp.	22,888	12,190,378
Corvel Corp.(a)	88,730	9,405,380
HealthEquity, Inc.(a)	103,000	7,180,130
LHC Group, Inc.(a)	44,400	9,471,408
National Research Corp., Class A	207,160	8,856,090
Total		59,925,427
Health Care Technology 0.9%
American Well Corp., Class A(a),(b)	257,250	6,516,142
Life Sciences Tools & Services 3.9%
NanoString Technologies, Inc.(a)	125,759	8,410,762
Pacific Biosciences of California, Inc.(a)	352,000	9,130,880
Repligen Corp.(a)	51,333	9,836,943
Total		27,378,585
Pharmaceuticals 1.5%
Reata Pharmaceuticals, Inc., Class A(a)	52,300	6,465,326
Theravance Biopharma, Inc.(a)	229,782	4,083,226
Total		10,548,552
Total Health Care		268,689,881
Industrials 14.8%
Aerospace & Defense 2.1%
BWX Technologies, Inc.	131,500	7,926,820
Curtiss-Wright Corp.	59,144	6,881,405
Total		14,808,225
Commercial Services & Supplies 0.8%
Unifirst Corp.	25,538	5,406,139
Construction & Engineering 1.5%
Comfort Systems U.S.A., Inc.	199,736	10,518,098
Electrical Equipment 1.5%
Atkore International Group, Inc.(a)	261,028	10,730,861
Machinery 3.6%
ITT, Inc.	123,642	9,522,907
SPX Corp.(a)	122,810	6,698,057
Watts Water Technologies, Inc., Class A	78,140	9,509,638
Total		25,730,602
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 2.9%
Exponent, Inc.	157,742	14,201,512
ICF International, Inc.	86,210	6,407,990
Total		20,609,502
Road & Rail 1.2%
Saia, Inc.(a)	47,643	8,613,854
Trading Companies & Distributors 1.2%
SiteOne Landscape Supply, Inc.(a)	51,386	8,151,361
Total Industrials		104,568,642
Information Technology 19.1%
Electronic Equipment, Instruments & Components 2.8%
Badger Meter, Inc.	94,338	8,873,432
ePlus, Inc.(a)	119,512	10,511,080
Total		19,384,512
IT Services 1.4%
Endava PLC, ADR(a)	75,599	5,802,223
LiveRamp Holdings, Inc.(a)	59,113	4,326,481
Total		10,128,704
Semiconductors & Semiconductor Equipment 2.3%
Advanced Energy Industries, Inc.(a)	104,122	10,096,710
Inphi Corp.(a)	39,069	6,269,403
Total		16,366,113
Software 12.6%
Blackline, Inc.(a)	66,039	8,808,282
CyberArk Software Ltd.(a)	51,366	8,300,232
Elastic NV(a)	41,064	6,000,682
j2 Global, Inc.(a)	69,150	6,755,264
JFrog Ltd.(a),(b)	88,415	5,555,114
Manhattan Associates, Inc.(a)	122,824	12,918,628
Mimecast Ltd.(a)	162,454	9,233,885
Qualys, Inc.(a)	90,915	11,079,811
Sprout Social, Inc., Class A(a)	261,302	11,865,724
Upstart Holdings, Inc.(a)	218,882	8,919,442
Total		89,437,064
Total Information Technology		135,316,393

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.6%
Chemicals 1.6%
Avient Corp.	281,572	11,341,720
Total Materials		11,341,720
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 0.2%
UMH Properties, Inc.	74,813	1,107,981
Real Estate Management & Development 2.7%
Colliers International Group, Inc.	78,000	6,952,140
FirstService Corp.	30,840	4,217,678
Redfin Corp.(a)	114,706	7,872,273
Total		19,042,091
Total Real Estate		20,150,072
Total Common Stocks (Cost $454,798,604)		700,397,542

Limited Partnerships 0.7%

Consumer Discretionary 0.7%
Hotels, Restaurants & Leisure 0.7%
Cedar Fair LP	121,000	4,760,140
Total Consumer Discretionary		4,760,140
Total Limited Partnerships (Cost $3,172,492)		4,760,140

Securities Lending Collateral 2.9%
Issuer	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 0.030%(c),(d)	20,609,459	20,609,459
Total Securities Lending Collateral (Cost $20,609,459)		20,609,459

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(c),(e)	3,274,054	3,273,726
Total Money Market Funds (Cost $3,272,850)		3,273,726
Total Investments in Securities (Cost: $481,853,405)		729,040,867
Obligation to Return Collateral for Securities Loaned		(20,609,459)
Other Assets & Liabilities, Net		(88,752)
Net Assets		708,342,656

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2020. The total market value of securities on loan at December 31, 2020 was $19,189,748.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	30,585,835	322,264,256	(349,577,241)	876	3,273,726	(7,684)	161,283	3,274,054
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	98,677,922	—	—	98,677,922
Consumer Staples	22,571,309	—	—	22,571,309
Financials	39,081,603	—	—	39,081,603
Health Care	268,689,881	—	—	268,689,881
Industrials	104,568,642	—	—	104,568,642
Information Technology	135,316,393	—	—	135,316,393
Materials	11,341,720	—	—	11,341,720
Real Estate	20,150,072	—	—	20,150,072
Total Common Stocks	700,397,542	—	—	700,397,542
Limited Partnerships
Consumer Discretionary	4,760,140	—	—	4,760,140
Total Limited Partnerships	4,760,140	—	—	4,760,140
Securities Lending Collateral	20,609,459	—	—	20,609,459
Money Market Funds	3,273,726	—	—	3,273,726
Total Investments in Securities	729,040,867	—	—	729,040,867
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2020	11

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $478,580,555)	$725,767,141
Affiliated issuers (cost $3,272,850)	3,273,726
Receivable for:
Investments sold	876,557
Capital shares sold	5,195
Dividends	159,189
Securities lending income	52,787
Foreign tax reclaims	899
Prepaid expenses	15,369
Trustees’ deferred compensation plan	341,643
Total assets	730,492,506
Liabilities
Due upon return of securities on loan	20,609,459
Payable for:
Capital shares purchased	1,009,186
Investment advisory fee	16,856
Service fees	105,671
Administration fees	975
Trustees’ fees	807
Compensation of chief compliance officer	1,208
Other expenses	64,045
Trustees’ deferred compensation plan	341,643
Total liabilities	22,149,850
Net assets applicable to outstanding capital stock	$708,342,656
Represented by
Paid in capital	443,632,973
Total distributable earnings (loss)	264,709,683
Total - representing net assets applicable to outstanding capital stock	$708,342,656
Shares outstanding	28,763,524
Net asset value per share	24.63
* Includes the value of securities on loan	19,189,748
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2020

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$2,687,298
Dividends — affiliated issuers	161,283
Income from securities lending — net	99,324
Foreign taxes withheld	(16,551)
Total income	2,931,354
Expenses:
Investment advisory fee	5,195,256
Service fees	648,006
Administration fees	298,825
Trustees’ fees	70,361
Custodian fees	10,707
Printing and postage fees	118,077
Audit fees	33,268
Legal fees	126,365
Compensation of chief compliance officer	2,603
Other	45,937
Total expenses	6,549,405
Net investment loss	(3,618,051)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,204,180
Investments — affiliated issuers	(7,684)
Futures contracts	5,110,705
Net realized gain	24,307,201
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	115,817,338
Investments — affiliated issuers	876
Net change in unrealized appreciation (depreciation)	115,818,214
Net realized and unrealized gain	140,125,415
Net increase in net assets resulting from operations	$136,507,364
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2020	13

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment loss	$(3,618,051)	$(528,026)
Net realized gain	24,307,201	65,313,747
Net change in unrealized appreciation (depreciation)	115,818,214	107,201,072
Net increase in net assets resulting from operations	136,507,364	171,986,793
Distributions to shareholders
Net investment income and net realized gains	(64,805,114)	(115,476,309)
Total distributions to shareholders	(64,805,114)	(115,476,309)
Increase (decrease) in net assets from capital stock activity	(30,313,016)	28,452,376
Total increase in net assets	41,389,234	84,962,860
Net assets at beginning of year	666,953,422	581,990,562
Net assets at end of year	$708,342,656	$666,953,422

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	473,106	9,018,672	440,992	9,950,457
Distributions reinvested	3,474,805	64,805,114	5,823,314	115,476,309
Redemptions	(5,141,351)	(104,136,802)	(4,421,151)	(96,974,390)
Total net increase (decrease)	(1,193,440)	(30,313,016)	1,843,155	28,452,376
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$22.26	$20.70	$26.74	$26.53	$31.75
Income from investment operations:
Net investment income (loss)	(0.12)	(0.02)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain	4.78	5.93	0.75	4.81	3.56
Total from investment operations	4.66	5.91	0.73	4.79	3.52
Less distributions to shareholders from:
Net investment income	—	(0.07)	(0.03)	—	—
Net realized gains	(2.29)	(4.28)	(6.74)	(4.58)	(8.74)
Total distributions to shareholders	(2.29)	(4.35)	(6.77)	(4.58)	(8.74)
Net asset value, end of period	$24.63	$22.26	$20.70	$26.74	$26.53
Total return	24.23%	31.10%(a)	(1.46)%(a)	19.58%(a)	13.69%
Ratios to average net assets
Total gross expenses(b)	1.10%	1.09%	1.05%	1.03%	1.00%
Total net expenses(b)	1.10%	1.06%	1.00%	0.99%	1.00%
Net investment loss	(0.61)%	(0.08)%	(0.09)%	(0.08)%	(0.16)%
Supplemental data
Portfolio turnover	92%	90%	81%	96%	118%
Net assets, end of period (in thousands)	$708,343	$666,953	$581,991	$684,712	$664,236

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2020	15

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger USA | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent
Wanger USA | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. During the fiscal year ended December 31, 2020, the Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At December 31, 2020, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,110,705
18	Wanger USA | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,271,100

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2020.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2020, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2020:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$19,189,748	$—	$—	$—	$19,189,748
Gross amount of recognized liabilities for securities lending (collateral received)					20,609,459
Amounts due to counterparty in the event of default					$1,419,711
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2020:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	20,609,459
Total Liabilities	20,609,459
Total Financial and Derivative Net Assets	(20,609,459)
Financial Instruments	19,189,748
Net Amount (a)	(1,419,711)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the year ended December 31, 2020, the effective investment advisory fee rate was 0.87% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2020, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid
Wanger USA | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification, investments in partnerships and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
868,820	(823,042)	(45,778)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,175,433	53,629,681	64,805,114	28,410,551	87,065,758	115,476,309
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,191,240	7,092,755	—	241,727,168
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
487,313,699	250,657,629	(8,930,461)	241,727,168
22	Wanger USA | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2020, were $529,053,736 and $595,020,098, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2020.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
Wanger USA | Annual Report 2020	23

Notes to Financial Statements  (continued)
December 31, 2020
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, two unaffiliated shareholders of record owned 34.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
24	Wanger USA | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Wanger USA | Annual Report 2020	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger USA (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers . We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
26	Wanger USA | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend
38.74%	$7,521,041
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 55, Chair*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
Wanger USA | Annual Report 2020	27

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 72	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 67	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 61	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Charles R. Phillips, 64	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 67, Vice Chair*	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 86 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	On December 10, 2020, the Board of Trustees appointed Mr. Rudis as Chair, effective January 1, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
28	Wanger USA | Annual Report 2020

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Fund officers
Name and age at December 31, 2020	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer*	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 45	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 53	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - March 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Erika K. Maschmeyer, 39	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Julian Quero, 53	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 36	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Richard Watson, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
*	On December 10, 2020, the Board of Trustees appointed Mr. Clarke as the Treasurer and Principal Accounting and Financial Officer of the Trust, effective January 1, 2021.
Wanger USA | Annual Report 2020	29

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Wanger USA
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1466 AV (02/21)

Annual Report
December 31, 2020
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Select (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Select  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Co-Portfolio Manager since September 2020
Service with Fund since 2015
John L. Emerson, CFA
Co-Portfolio Manager since 2019
Service with Fund since 2003
Average annual total returns (%) (for the period ended December 31, 2020)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger Select	02/01/99	26.65	15.54	10.82	11.08
Russell 2500 Growth Index		40.47	18.68	15.00	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.89% is stated in the Fund’s prospectus dated May 1, 2020 (as supplemented), and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally. Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic.
Wanger Select | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2010 — December 31, 2020)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2010 through December 31, 2020 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2020)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2020)
Communication Services	6.4
Consumer Discretionary	14.7
Consumer Staples	2.1
Financials	2.6
Health Care	27.3
Industrials	10.5
Information Technology	29.2
Materials	7.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2020

Manager Discussion of Fund Performance
Wanger Select returned 26.65% for the 12-month period ended December 31, 2020, but was ultimately outpaced by the 40.47% return of its primary benchmark, the Russell 2500 Growth Index.
Market overview
U.S. equity markets put together an encore performance of strength in 2020 despite a precipitous drop early in the year, as the rapidly spreading COVID-19 pandemic led to drastic declines in estimates for earnings and growth in the first quarter. The subsequent response by the Federal Reserve to put forth unprecedented stimulus measures proved invaluable as reassured investors returned to the markets in a strong way. Shifting into the back-half of the year, the 2020 U.S. Presidential election took a temporary backseat to encouraging vaccine clinical trial results reported by drug development companies Pfizer and Moderna that provided an optimistic glimpse of a potential end to the ongoing global pandemic. Equity markets cheered the FDA’s approval of the two vaccines for emergency use in December, furthering the very strong returns experienced across US equity markets and leading indices to some of their best annual returns on record.
In a year of extremes, the U.S. equity markets were supportive of volatile, speculative stocks which drove extraordinary returns, leading the benchmark index to one of the best-performing years in its history. Unprofitable companies (a segment of the Russell indices that has been increasing in size lately) substantially outperformed those that were profitable.
We are encouraged by the strong absolute results generated by the Fund for our investors. Well managed small- and mid-cap companies offer exciting opportunities for growth and innovation, and our investors experienced the value-creating benefits of those absolute returns throughout the year. Smaller companies handily outperformed the general stock market exposure of the S&P 500 Index over the course of 2020.
Contributors and detractors
Immunomedics, a developer of cancer therapies, benefitted from the FDA’s approval of its breast cancer treatment midway through the year, followed by the company’s acquisition by industry behemoth Gilead Sciences at a significant premium.
Software and engineering services company Cadence Design , Inc. contributed to the Fund’s returns as the firm has continued to execute well, acquiring market share in the growing electronic design automation market. Additionally, the company has exhibited high profit margins and stable high-single-digit revenue growth that were both well-received by investors in the period.
Masimo Corp., a provider of monitors that measure blood oxygen content more accurately than existing methods, was also a key contributor. Solid execution and increased demand for its innovative monitors from major health systems helped to drive accelerating revenue growth, leading shares of Masimo higher in the period.
Atkore International Group is a specialized producer of electrical line products used in commercial and industrial end markets. Atkore shares declined as concerns arose surrounding the pandemic’s impact on near-term and medium-term nonresidential construction cycles.
Walker and Dunlap, a lender to operators of apartment buildings and complexes, encountered challenges during the period. As business closures placed substantial pressure on employment, the potential for landlords – which borrow from Walker & Dunlop – to experience financial distress due to uncollectable rents gave investors pause.
Global aircraft lessor Air Lease saw shares pressured as drastic declines in air travel levels weighed substantially on leasing demand for the company’s aircraft fleet. While domestic travel is expected to gradually resume as the pandemic eventually subsides, we believe the potential exists for protracted recovery in international travel that represents a meaningful component of Air Lease’s business model.
Fund positioning
We ended 2020 with some optimism given vaccine developments which, as they are administered worldwide, should help the world’s economic growth and reinstate a sense of well-being and normalcy. However, with valuations now at historically extreme levels, we believe the hurdle for further overall stock market gains is high. The incoming Biden administration is expected to quickly propose further fiscal stimulus, which could strengthen markets, but higher tax rates, which could have a
Wanger Select | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
dampening effect, have been a major aspect of the administration’s platform. The Federal Reserve remains extremely accommodative, but any whiffs of budding inflation likely would cause this well-accepted narrative to come into question, thereby increasing the probability of higher interest rates, which in the long-term would be a headwind for equity valuations.
In this uncertain and “expensive” market environment, the Fund continues to own what we believe to be strong companies with above-average growth prospects, and are run by experienced and savvy management teams. We have developed a differentiated investment thesis for every stock we own, pursuing companies that we believe can successfully navigate the market uncertainty, but also perform well and take market share as global demand returns and economies recover from the current pandemic-affected business landscape. Our team remains confident in the diligent and disciplined approach of the Fund’s strategy to provide compelling performance and results for shareholders over the long-term.
In 2021, we are enthusiastic about continuing to identify and tap into some of the best and fastest growing investment opportunities in the United States, in companies that we believe can relatively outperform in a variety of economic environments.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2020 — December 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,273.90	1,020.66	5.09	4.52	0.89
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2020	7

Portfolio of Investments
December 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.8%
Issuer	Shares	Value ($)
Communication Services 6.4%
Entertainment 6.4%
Take-Two Interactive Software, Inc.(a)	21,400	4,446,706
Zynga, Inc., Class A(a)	340,809	3,363,785
Total		7,810,491
Total Communication Services		7,810,491
Consumer Discretionary 14.7%
Hotels, Restaurants & Leisure 9.9%
Chipotle Mexican Grill, Inc.(a)	2,070	2,870,490
Churchill Downs, Inc.	14,900	2,902,371
Planet Fitness, Inc., Class A(a)	39,500	3,066,385
Wingstop, Inc.	23,750	3,148,062
Total		11,987,308
Household Durables 2.7%
Skyline Champion Corp.(a)	106,300	3,288,922
Specialty Retail 2.1%
Vroom, Inc.(a)	63,000	2,581,110
Total Consumer Discretionary		17,857,340
Consumer Staples 2.0%
Food & Staples Retailing 2.0%
BJ’s Wholesale Club Holdings, Inc.(a)	67,000	2,497,760
Total Consumer Staples		2,497,760
Financials 2.6%
Banks 2.6%
SVB Financial Group(a)	8,179	3,172,062
Total Financials		3,172,062
Health Care 27.3%
Biotechnology 12.2%
Acceleron Pharma, Inc.(a)	23,700	3,032,178
Insmed, Inc.(a)	83,700	2,786,373
Intercept Pharmaceuticals, Inc.(a)	53,100	1,311,570
Natera, Inc.(a)	39,100	3,891,232
Sarepta Therapeutics, Inc.(a)	22,175	3,780,616
Total		14,801,969
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.5%
Globus Medical, Inc., Class A(a)	55,200	3,600,144
Masimo Corp.(a)	20,385	5,470,926
Total		9,071,070
Health Care Providers & Services 7.6%
Chemed Corp.	9,208	4,904,273
Encompass Health Corp.	52,984	4,381,247
Total		9,285,520
Total Health Care		33,158,559
Industrials 10.5%
Building Products 2.3%
Lennox International, Inc.	10,200	2,794,494
Electrical Equipment 2.8%
Generac Holdings, Inc.(a)	14,850	3,377,038
Machinery 3.2%
IDEX Corp.	19,625	3,909,300
Trading Companies & Distributors 2.2%
Watsco, Inc.	11,900	2,695,945
Total Industrials		12,776,777
Information Technology 29.1%
IT Services 4.0%
GoDaddy, Inc., Class A(a)	58,833	4,880,197
Semiconductors & Semiconductor Equipment 4.9%
Teradyne, Inc.	49,700	5,958,533
Software 20.2%
Alteryx, Inc., Class A(a)	23,258	2,832,592
Blackline, Inc.(a)	30,100	4,014,738
Cadence Design Systems, Inc.(a)	32,741	4,466,855
Elastic NV(a)	29,825	4,358,327
Mimecast Ltd.(a)	99,050	5,630,002
Qualys, Inc.(a)	26,593	3,240,889
Total		24,543,403
Total Information Technology		35,382,133
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2020

Portfolio of Investments  (continued)
December 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 7.2%
Chemicals 3.6%
Avient Corp.	108,100	4,354,268
Containers & Packaging 3.6%
Avery Dennison Corp.	28,100	4,358,591
Total Materials		8,712,859
Total Common Stocks (Cost $88,826,843)		121,367,981

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.107%(b),(c)	736,356	736,282
Total Money Market Funds (Cost $736,282)		736,282
Total Investments in Securities (Cost: $89,563,125)		122,104,263
Other Assets & Liabilities, Net		(452,902)
Net Assets		121,651,361

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.107%
	2,808,242	48,678,531	(50,750,491)	—	736,282	1,690	16,716	736,356
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2020	9

Portfolio of Investments  (continued)
December 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,810,491	—	—	7,810,491
Consumer Discretionary	17,857,340	—	—	17,857,340
Consumer Staples	2,497,760	—	—	2,497,760
Financials	3,172,062	—	—	3,172,062
Health Care	33,158,559	—	—	33,158,559
Industrials	12,776,777	—	—	12,776,777
Information Technology	35,382,133	—	—	35,382,133
Materials	8,712,859	—	—	8,712,859
Total Common Stocks	121,367,981	—	—	121,367,981
Money Market Funds	736,282	—	—	736,282
Total Investments in Securities	122,104,263	—	—	122,104,263
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2020

Statement of Assets and Liabilities
December 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $88,826,843)	$121,367,981
Affiliated issuers (cost $736,282)	736,282
Receivable for:
Dividends	45,762
Expense reimbursement due from Investment Manager	91
Prepaid expenses	2,879
Total assets	122,152,995
Liabilities
Payable for:
Capital shares purchased	346,610
Investment advisory fee	2,006
Service fees	44,529
Administration fees	167
Trustees’ fees	72,531
Compensation of chief compliance officer	218
Other expenses	35,573
Total liabilities	501,634
Net assets applicable to outstanding capital stock	$121,651,361
Represented by
Paid in capital	76,137,265
Total distributable earnings (loss)	45,514,096
Total - representing net assets applicable to outstanding capital stock	$121,651,361
Shares outstanding	5,958,875
Net asset value per share	20.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2020	11

Statement of Operations
Year Ended December 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$360,700
Dividends — affiliated issuers	16,716
Income from securities lending — net	735
Total income	378,151
Expenses:
Investment advisory fee	862,618
Service fees	193,763
Administration fees	53,914
Trustees’ fees	23,151
Custodian fees	2,999
Printing and postage fees	48,864
Audit fees	32,938
Legal fees	23,040
Line of credit interest	35
Compensation of chief compliance officer	460
Other	12,324
Total expenses	1,254,106
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(67,118)
Fees waived by transfer agent	(13,891)
Advisory fee waiver	(215,655)
Total net expenses	957,442
Net investment loss	(579,291)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,060,376
Investments — affiliated issuers	1,690
Net realized gain	14,062,066
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,670,224
Net change in unrealized appreciation (depreciation)	11,670,224
Net realized and unrealized gain	25,732,290
Net increase in net assets resulting from operations	$25,152,999
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations
Net investment loss	$(579,291)	$(160,769)
Net realized gain	14,062,066	12,991,245
Net change in unrealized appreciation (depreciation)	11,670,224	16,185,697
Net increase in net assets resulting from operations	25,152,999	29,016,173
Distributions to shareholders
Net investment income and net realized gains	(13,024,104)	(15,116,774)
Total distributions to shareholders	(13,024,104)	(15,116,774)
Decrease in net assets from capital stock activity	(7,156,817)	(3,688,845)
Total increase in net assets	4,972,078	10,210,554
Net assets at beginning of year	116,679,283	106,468,729
Net assets at end of year	$121,651,361	$116,679,283

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	200,527	3,552,084	103,393	1,824,654
Distributions reinvested	788,384	13,024,104	934,288	15,116,774
Redemptions	(1,408,832)	(23,733,005)	(1,181,971)	(20,630,273)
Total net decrease	(419,921)	(7,156,817)	(144,290)	(3,688,845)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$18.29	$16.32	$20.84	$19.10	$24.18
Income from investment operations:
Net investment income (loss)	(0.09)	(0.02)	0.07	0.04	0.03
Net realized and unrealized gain (loss)	4.44	4.48	(2.15)	4.62	2.48
Total from investment operations	4.35	4.46	(2.08)	4.66	2.51
Less distributions to shareholders from:
Net investment income	(0.14)	(0.02)	(0.04)	(0.03)	(0.03)
Net realized gains	(2.08)	(2.47)	(2.40)	(2.89)	(7.56)
Total distributions to shareholders	(2.22)	(2.49)	(2.44)	(2.92)	(7.59)
Net asset value, end of period	$20.42	$18.29	$16.32	$20.84	$19.10
Total return(a)	26.65%	29.30%	(12.41)%	26.67%	13.31%
Ratios to average net assets
Total gross expenses(b)	1.16%(c)	1.15%	1.10%	1.05%	0.93%(d)
Total net expenses(b)	0.89%(c)	0.88%	0.78%	0.77%	0.73%(d)
Net investment income (loss)	(0.54)%	(0.14)%	0.34%	0.19%	0.17%
Supplemental data
Portfolio turnover	109%	152%	66%	52%	93%
Net assets, end of period (in thousands)	$121,651	$116,679	$106,469	$141,213	$125,500

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2020

Notes to Financial Statements
December 31, 2020
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Wanger Select | Annual Report 2020	15

Notes to Financial Statements  (continued)
December 31, 2020
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2020, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2020.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
16	Wanger Select | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2021, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Board of Trustees and CWAM.
For the year ended December 31, 2020, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2020, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Wanger Select | Annual Report 2020	17

Notes to Financial Statements  (continued)
December 31, 2020
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM and/or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Prior to May 1, 2020, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.14% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective May 1, 2020 through April 30, 2021, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), inclusive of net advisory fees do not exceed the annual rate of 0.89% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2021.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, re-characterization of distributions for investments, distribution reclassifications, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
18	Wanger Select | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
818,870	(818,870)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2020			Year Ended December 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
822,159	12,201,945	13,024,104	2,097,499	13,019,275	15,116,774
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,653,626	9,391,701	—	32,541,138
At December 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
89,563,125	33,835,346	(1,294,208)	32,541,138
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2020, were $114,952,798 and $134,433,714, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment
Wanger Select | Annual Report 2020	19

Notes to Financial Statements  (continued)
December 31, 2020
manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
For the year ended December 31, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
333,333	1.23	3
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2020.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
20	Wanger Select | Annual Report 2020

Notes to Financial Statements  (continued)
December 31, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At December 31, 2020, two unaffiliated shareholders of record owned 88.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Wanger Select | Annual Report 2020	21

Notes to Financial Statements  (continued)
December 31, 2020
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
22	Wanger Select | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2021
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
Wanger Select | Annual Report 2020	23

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2020.
Dividends received deduction	Capital gain dividend
82.60%	$9,870,548
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 55, Chair*	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director and Audit Committee Chair, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	9	None.
24	Wanger Select | Annual Report 2020

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 72	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 67	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (9 series).
John C. Heaton, 61	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Charles R. Phillips, 64	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 67, Vice Chair*	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2020	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 86 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
*	On December 10, 2020, the Board of Trustees appointed Mr. Rudis as Chair, effective January 1, 2021.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Wanger Select | Annual Report 2020	25

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Fund officers
Name and age at December 31, 2020	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer*	2004	Vice President, Head of North American Operations, and Tax Co-Head of Global Operations, Columbia Management since June 2019 (previously Vice President, Accounting and Tax, May 2010-May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 45	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2003.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 53	Co-President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001. Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Chief Legal Officer and Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - March 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Erika K. Maschmeyer, 39	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2016.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Julian Quero, 53	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Hans F. Stege, 36	Vice President	2020	Portfolio manager and/or analyst, CWAM or its predecessors since 2017.
Richard Watson, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
*	On December 10, 2020, the Board of Trustees appointed Mr. Clarke as the Treasurer and Principal Accounting and Financial Officer of the Trust, effective January 1, 2021.
26	Wanger Select | Annual Report 2020

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Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2021 Columbia Management Investment Advisers, LLC.
C-1461 AV (02/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Maureen Culhane, a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Ms. Culhane is an independent trustee, as defined in paragraph (a)(2) of this item's instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31,

2019 are approximately as follows:

2020	2019
$88,500	$87,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$7,000	$7,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2020 and 2019, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$0	$25,800

Tax Fees incurred in both fiscal years 2020 and 2019 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2019 also includes Tax Fees for foreign tax filings.

During the fiscal years ended December 31, 2020 and December 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2020 and December 31, 2019 are as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$225,000	$225,000

In both fiscal years 2020 and 2019, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 are approximately as follows:

2020	2019
$232,000	$257,800

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust
By (Signature and Title)	/s/ Matthew A. Litfin

Matthew A. Litfin, Co-President and Principal Executive Officer
Date	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew A. Litfin

Matthew A. Litfin, Co-President and Principal Executive Officer
Date	February 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke

Michael G. Clarke, Treasurer and Principal Accounting and Financial
Officer
Date	February 22, 2021